Other current assets	6 Months Ended
Jun. 30, 2023
Other current assets.
Other current assets

12.Other current assets

The increase of €292,000 in other current assets as at June 30, 2023 is mainly due to a general increase in prepaid expenses and to a payment of €250,000 towards the Educational Grant with SMR Holding UG (Dr. Sommers). We refer to note 27 for more details.